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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of
The Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

First Mutual Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PROXY STATEMENT

Annual Meeting of Shareholders

The Annual Meeting of Shareholders of First Mutual Bancshares, Inc. (“the Company”)
will be held at:

The Westin Bellevue
600 Bellevue Way NE
Bellevue, Washington

on April 26, 2007, at 3:00 p.m.

Proxy Voting Options

Whether or not you expect to attend the Annual Meeting of Shareholders (“the Meeting” or “Annual Meeting”), we urge you to vote your shares by Internet, telephone or by returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting and will save the Company the extra expense of additional solicitation. If you attend the Meeting, you may vote in person even if you have previously voted by Internet, telephone or mail since your vote is revocable by you at the Meeting. For additional information, please refer to “How Proxies Work” on page three.

Please do not return the enclosed proxy card if you vote your shares by Internet or telephone.

Vote by Internet or Telephone or Mail
24 hours a day, 7 days a week
Internet and telephone voting is available through 11:59 p.m., EDT April 25, 2007

Internet: Registered Holders: http://www.proxyvoting.com/fmsb Street Name Holders: http://www.proxyvote.com	OR	Telephone: Registered Holders: 1-866-540-5760 Street Name Holders: See Voting Instruction Form (VIF)	OR	Mail:
Read the Proxy Statement. Have the Proxy Card or Voting Instruction Form (VIF) in hand when you access the web site.		Read the Proxy Statement. Have the Proxy Card or VIF in hand when you call.		Mark, sign and date the Proxy Card and return it in the enclosed postage-paid envelope.

The Westin Bellevue
600 Bellevue Way NE
Bellevue, WA 98004

Directions:

From South I-405 Take NE 8th St. East/West Exit, Exit 13B Take the NE 8th St. West Ramp Merge onto NE 8th St. Turn left onto Bellevue Way NE Turn left onto NE 7th Street	From West WA-520 (Redmond)
Take WA-520 towards Seattle
Merge onto I-405 S. towards Renton
Take NE 8th St. East/West Exit, Exit 13B
Take the NE 8th St. West Ramp
Merge onto NE 8th St.
Turn left onto Bellevue Way NE
Turn left onto NE 7th Street

From North I-405
Take the NE 8th St. Exit, Exit 13B
Keep right at the fork in the ramp
Keep left at the fork in the ramp
Take the NE 8th St. West Ramp
Turn right onto NE 8th St.
Turn left onto Bellevue Way NE
Turn left onto NE 7th St.	From East I-90 (Seattle)Take the Bellevue Way NE Exit, Exit 9 Stay straight to go onto Bellevue Way NE Take a right onto NE 7th St.

Parking is available in the Lincoln Square Garage.

Turning onto NE 7th as directed above brings you to the entrance of the Lincoln Square Garage.

March 16, 2007
Dear Shareholder:

It is our pleasure to invite you to attend the Annual Meeting of Shareholders of First Mutual Bancshares, Inc. to be held at The Westin Bellevue, 600 Bellevue Way NE, Bellevue, Washington, on April 26, 2007, at 3:00 p.m. Pacific Time.

The details of the business to be conducted at the Meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. Directors and Officers of the Company, as well as a representative of Moss Adams LLP, the Company’s Independent Registered Public Accounting Firm, will be present to respond to any questions shareholders may have.

Please promptly vote your shares via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card.

We appreciate your participation, support and continued interest in the Company.

Sincerely,

John R. Valaas
President and Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	1

GENERAL INFORMATION	2-4

• Who is entitled to vote at the meeting?	2

• What is the difference between a “Registered Shareholder” and a “Street Name Shareholder”?	2

• How many votes are required?	2-3

• How proxies work	3

• Solicitation of proxies	3

• Other matters at the meeting	3

• How can I communicate with the Board of Directors?	3-4

• Registered Shareholder Account Maintenance	4

• Householding of Proxy Statements and Annual Reports	4

ELECTION OF DIRECTORS — PROPOSAL ONE OF ONE	5-8

• Nominees for terms ending in 2007 (Class III Directors)	6

• Directors with terms ending in 2008 (Class I Directors)	7

• Directors with terms ending in 2009 (Class II Directors)	8

BOARD OPERATIONS AND CORPORATE GOVERNANCE	8-11

• Board Meetings and Committee Information	9-11

• Code of Business Conduct and Ethics	11

• Corporate Governance Guidelines	11

• Director Attendance at Annual Meeting of Shareholders	11

• Independence of Directors	8

• Transactions with Related Parties	8-9

DIRECTOR COMPENSATION AND STOCK OWNERSHIP

• Director Compensation	12-13

• Director Stock Ownership	26-27

AUDIT COMMITTEE

• Description of Audit Committee	9-10

• Independent Registered Public Accounting Firm	14

• Report of the Audit Committee and Audit Fees	13-14

COMPENSATION AND STOCK OPTION COMMITTEE

• Compensation Discussion and Analysis (CD&A)	15-20

• Description of Compensation and Stock Option Committee	10

• Interlocks and Insider Participation	15

• Report of the Compensation and Stock Option Committee	15

EXECUTIVE COMPENSATION	15-25

• Compensation Discussion and Analysis (CD&A)	15-20

• 2006 Grants of Plan-Based Awards Table	22

• 2006 Option Exercises	24

• Outstanding Equity Awards at Year-end 2006	23

• Severance and Change-in-Control Agreements	24-25

• Summary Compensation Table	21

STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT & PRINCIPAL SHAREHOLDERS

• Principal Holders of Voting Securities and Management	26-27

• Section 16(a) Beneficial Ownership Reporting Compliance	25

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2008 ANNUAL MEETING	27

FINANCIAL STATEMENTS	28

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2007 Annual Meeting of Shareholders of First Mutual Bancshares, Inc. will be held at The Westin Bellevue, 600 Bellevue Way NE, Bellevue, Washington, on April 26, 2007, at 3:00 p.m. Pacific Time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of three directors of the Company for a term of three years, to serve until the 2010 Annual Meeting of Shareholders and until their respective successors are elected;

2.	Any other business that may properly be considered at the meeting or any adjournment of the meeting.

The Board of Directors is not aware of any other business to come before the Meeting.

All Shareholders who owned First Mutual’s common stock at the close of business on March 1, 2007, are entitled to notice of and to vote at the Meeting and any adjournments thereof.

We encourage you to promptly return your proxy, which is solicited by the Company’s Board of Directors, even if you plan to attend the Meeting. You have three options for submitting your proxy vote: (1) via the Internet, (2) by telephone, or (3) by mail using the enclosed proxy card. Submitting your vote now will not prevent you from voting your shares, in person or by proxy, at the Meeting if you decide to do so.

BY ORDER OF THE BOARD OF DIRECTORS

Janine M. Berryman
Corporate Secretary

Bellevue, Washington
March 16, 2007

First Mutual Bancshares, Inc. 400 108th Avenue NE Bellevue, Washington 98004 (425) 455-7300
 _ _

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
April 26, 2007

GENERAL INFORMATION

This Proxy Statement is being sent to shareholders of First Mutual Bancshares, Inc. on or about March 16, 2007, for use in connection with the Annual Meeting of Shareholders of First Mutual Bancshares, Inc. to be held on Thursday, April 26, 2007.

Who is entitled to vote at the meeting?

If you were a shareholder of record at the close of business on March 1, 2007, (“Date of Record”) you are entitled to vote. The number of shares of the Company’s $1.00 par value common stock outstanding on the Date of Record and entitled to vote at the Annual Meeting is 6,681,954.

What is the difference between a “Registered Shareholder” and a “Street Name Shareholder”?

If your shares of stock are registered in your name on the books of our transfer agent, Mellon Investor Services, you are a “registered shareholder” and you are considered to be the shareholder of record.

If your shares are held in a brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered the beneficial owner of those shares and your shares are said to be held in “street name”. If you hold your shares in “street name”, you will receive instructions from your broker or other nominee that you must follow in order to vote your shares. If you wish to change your voting instructions after you have returned your voting instructions form to your broker or other nominee, you must contact your broker or other nominee. If you want to vote shares held in “street name” at the Annual Meeting, you will need to contact your broker, bank or other nominee to obtain a proxy to permit you to vote at the Meeting.

How many votes are required?

The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote will constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum.

The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected Class III directors for a term of three years, to serve until the 2010 Annual Meeting of Shareholders and until their respective successors are elected. Votes may be cast “for” or “withheld” from each nominee. Shareholders are not permitted to cumulate their votes for the election of directors. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. Shareholders of record of the common stock will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.

How Proxies Work

Shareholders have three options for submitting their proxy vote: (1) via the Internet, (2) by telephone, or (3) by mail, using the proxy card. If you have Internet access, we encourage you to record your vote on the Internet. Voting by Internet or telephone saves your Company postage and processing costs. In addition, when you vote via the Internet or by telephone prior to the date of the Meeting, your vote is recorded immediately. Please refer to the Proxy Card or Voting Instruction Form for further instructions on voting.

Proxy votes received in time and not revoked will be voted in accordance with the proxy designation. If no specific instructions are indicated, proxies will be voted:

•	FOR the election of all the nominees for director;

•	in the discretion of the Proxies designated by the Board of Directors as to any other matter which may properly come before the Annual Meeting of Shareholders.

A shareholder of the Company who has voted by Internet, telephone or mail may revoke the vote at any time prior to its exercise at the Annual Meeting by (1) giving written notice of revocation to the Corporate Secretary of the Company, (2) properly submitting to the Company a proxy vote bearing a later date, or (3) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows:

First Mutual Bancshares, Inc.
Janine Berryman, Corporate Secretary
PO Box 1647
Bellevue, WA 98009-1647

Solicitation of Proxies

The enclosed Proxy is solicited by and on behalf of the Company’s Board of Directors (“Board”), with the cost of solicitation borne by the Company. We have engaged Advantage Proxy, who will solicit proxies at an estimated cost of $3,000, plus expenses. In addition to this mailing, solicitation may be made by directors and officers of the Company and its subsidiary, First Mutual Bank (the “Bank”). We do not expect to pay any other compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in distributing proxy materials to beneficial owners.

Other Matters at the Meeting

No shareholder has informed us of any intention to propose any other matter to be acted upon at the Annual Meeting, and the Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the Proxy will vote thereon according to the direction of the Board of Directors.

How can I communicate with the Board of Directors?

The Board welcomes communication with its shareholders. Shareholders may communicate with the Board by directing communications regarding shareholder and corporate governance matters to the Corporate Secretary or Chairperson of the Nominations and Corporate Governance Committee and by directing communications regarding audit and financial statement matters to the Corporate

Secretary or Chairperson of the Audit Committee. All communications should state the name and contact information of the corresponding party. The Corporate Secretary will maintain a log of applicable shareholder communications which shall be made available to members of the Board.

Registered Shareholder Account Maintenance

If you are a registered shareholder, Mellon Investor Services, our transfer agent, can help you with a variety of shareholder-related services including:

•	Change of name or address
•	Lost or stolen dividend checks or stock certificates
•	Obtain a duplicate 1099
•	Transfer of stock to another person
•	Stock sales
•	Converting paper certificates to electronic shares

You can call Shareholder Services toll-free at (866) 737-9890 or access your account via the Internet at www.melloninvestor.com/isd. Send inquiries via mail to: Mellon investor Services, 480 Washington Blvd., Jersey City, NJ 07310.

Householding of Proxy Statements and Annual Reports

The Securities and Exchange Commission has adopted rules that permit companies and stockbrokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report to that address. This practice, known as “householding”, is designed to reduce the Company’s printing and postage costs. Once you have received notice from your broker or the Company that there will be householding of materials to your address, householding will continue until you request a change. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement, please notify your broker or other holder of record if your shares are held in “street name” or the Company if you hold registered shares. You may notify the Company by contacting its transfer agent, Mellon Investor Services, either toll-free by phone at (866) 737-9890, by Internet at www.melloninvestor.com, or by mail at Mellon Investor Services, 480 Washington Blvd., Jersey City, NJ 07310. If you are receiving multiple copies of our annual report and proxy statement, you may request householding by contacting Mellon Investor Services.

ELECTION OF DIRECTORS — PROPOSAL ONE OF ONE

Our Amended and Restated Articles of Incorporation provide that the Board of Directors is divided into three classes, with such classes to be as nearly equal in number as the total number of directors constituting the entire Board permits. Each class is to be elected to separate three-year terms with each term expiring in different years. Our Board of Directors currently consists of 10 directors, with three members in two of the classes and four members in one class. Upon the expiration of the term of a class of directors, nominees for such class are elected to serve for a term of three years and until their respective successors have been elected.

The current term of the Class III directors, Ms. Mary Case Dunnam and Messrs. George W. Rowley, Jr. and John R. Valaas, expires upon the election and qualification of the directors to be elected at the 2007 Annual Meeting of Shareholders. The terms of the Class I and II directors expire at the Annual Meeting of Shareholders for 2008 and 2009, respectively.

The Nominations and Corporate Governance Committee of the Board of Directors has nominated Ms. Mary Case Dunnam and Messrs. George W. Rowley, Jr. and John R. Valaas for re-election to the Board of Directors at the 2007 Annual Meeting to serve until the 2010 Annual Meeting of Shareholders and until their respective successors have been elected. It is the intention of the persons named in the Proxy to vote for the election of such nominees. If any nominee shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Nominations and Corporate Governance Committee of the Board of Directors recommends.

Information about the directors, including the director nominees, is as follows:

CLASS III DIRECTORS

The term of the Class III directors listed below will expire in 2007. The Class III directors listed below are also the Board nominees for the 2007 Annual Meeting of Shareholders. The Board recommends that shareholders vote “FOR” all of the nominees.

	Director
Name, Principal Occupation and Other Directorships	Since	Age

Mary Case Dunnam	1993	57
Community volunteer for many groups, including former President and former member of the Board of Trustees of the Seattle Academy of Arts & Sciences, former member of the Development Council for the Burke Museum, and immediate past Vice President and member of the Board of Trustees of the Seattle Arts & Lectures. Ms. Dunnam’s father, Elwell C. Case, was one of the original founders of First Mutual Bank.

George W. Rowley, Jr.	1992	65
Chairman and Chief Executive Officer of Rowley Enterprises, Inc. Mr. Rowley is a Director of Overlake Hospital Medical Center; the Citizens Transportation Advisory Group; ArtsFund; and Issaquah Historical Society. He is Chairman of the Board of Performing Arts Center Eastside (PACE), a member of the Eastside YWCA Advisory Committee, and a member of the United for Washington Political Action Committee. He is a past member of the Governor’s Blue Ribbon Commission on Transportation and past President of the Issaquah Chamber of Commerce.

John R. Valaas	1992	62
The Company’s President and Chief Executive Officer since October 1999, and First Mutual Bank’s President and Chief Executive Officer since February 1992. Mr. Valaas is a member of the Board of Overseers of Whitman College; board member of the YWCA of Seattle — King County and Snohomish County; board member and past Chairman of the Board of Directors for the Washington Financial League; board member and past Chairman of the Bellevue Chamber of Commerce, and board member and past Chairman of the Bellevue Downtown Association.

CLASS I DIRECTORS

The term of the Class I directors listed below will expire in 2008. Election for Class I directors will be held at the 2008 Annual Meeting of Shareholders.

	Director
Name, Principal Occupation and Other Directorships	Since	Age

Janine Florence	1985	58
Owner of Cambridge Management and Chairman and President of Property Development Corporation. Ms. Florence is past Chairman of the Bellevue Downtown Association; past President of the Bellevue Schools Foundation; and board member of the Performing Arts Center Eastside (PACE).

F. Kemper Freeman, Jr.	1968	65
Chairman and Chief Executive Officer of Kemper Development Company, President of Bellevue Square Managers, Inc., and General Partner of Bellevue Properties Limited Partnership. Mr. Freeman is a past Chairman, the current Government Affairs Chairman, and Trustee of the International Council of Shopping Centers. He is past Chairman of the Overlake Medical Center Board of Trustees and a council member of the Urban Land Institute. Mr. Freeman is Chairman of the Board of the Company and First Mutual Bank.

Robert J. Herbold	2003	64
Managing Director of the consulting firm The Herbold Group, LLC. Mr. Herbold was Executive Vice President and Chief Operating Officer of Microsoft Corporation from 1994 to 2001, when he retired. He served as an Executive Vice President (part time) of Microsoft Corporation from 2001 until 2003. Prior to joining Microsoft, Mr. Herbold was employed by The Procter & Gamble Company for 26 years, and served as Senior Vice President from 1990 to 1994. Mr. Herbold is a Director of Agilent Technologies and Indachin Ltd. Hong Kong. He also serves on the President’s Council of Advisors on Science and Technology.

Victor E. Parker	1983	66
Former Chairman and CEO of Parker, Smith & Feek, Inc., insurance brokers. Mr. Parker currently serves on the Board of the Badgley Funds. He formerly served on the boards of Western Washington University Foundation; Lakeside School; Big Brothers of Seattle & King County; Seattle Chamber of Commerce; Assurex International, and Independent Insurance Agents and Brokers of the Northwest.

CLASS II DIRECTORS

The term of the Class II directors listed below will expire in 2009. Election for Class II directors will be held at the 2009 Annual Meeting of Shareholders.

Name, Principal Occupation and Other Directorships	Director Since	Age
James J. Doud, Jr.	1993	69
Business consultant and former Executive Vice President & Chief Operating Officer of Matthew G. Norton Co.; Director and Vice Chairman of Kibble & Prentice, Inc.; Chairman and Director of Calco Insurance Brokers and Agents; Director of Ambia Inc.; Director of Property Development Corp.; Advisory Board Member of Hartung Glass Industries; Trustee, Overlake Hospital Medical Center; Trustee (Emeritus) Western Washington University Foundation and Advisory Board Member, College of Business, Western Washington University. Mr. Doud is Vice Chairman of the Board of the Company and First Mutual Bank.

Richard S. Sprague	1973	75
Vice President, Secretary, Director and employee of Bellevue Square Managers, Inc. and Senior Vice President and Secretary of Kemper Development Company for the past ten years. Both companies engage in real estate ownership, management, leasing and operation. Prior to that he was a member of the law firm of Bogle & Gates for 41 years. He is currently a member of the Board of Governors of Virginia Mason Medical Center, a former Officer and Director of the Virginia Mason Foundation and of the Ronald McDonald House Charities of Western Washington.

Robert C. Wallace	1985	61
Managing Partner of Wallace Properties Group and Chairman of Wallace Properties, Inc. He is a Director of the Washington State Major League Baseball Stadium Public Facilities District; the Bellevue Convention Center Authority; the Seattle Chamber of Commerce, and the Seattle Foundation. He is Chairman of the Puget Sound Blood Center. He is President, managing member of numerous closely held real estate entities and an outside Director and Board Chairman of CCD Enterprises, Inc.

BOARD OPERATIONS AND CORPORATE GOVERNANCE

Independence of Directors

NASDAQ requires that a majority of the Board of Directors be “independent” directors as defined in NASDAQ Rule 4200. The Company reviewed the independence of the Directors and considered any transactions between each director or any member of his or her family and the Company and the Bank. As a result of this review, the Board of Directors has determined that each of the members of the Board of Directors is independent under the NASDAQ definition of “independence” except for Mr. Valaas, who is not considered independent because of his employment as an executive officer of the Company.

Executive sessions of the independent members of the Board were held quarterly in 2006.

Transactions with Related Parties

There have been no related-party transactions in 2004, 2005 or 2006.

The Board of Directors has determined that the Nominations and Corporate Governance Committee is best suited to review and approve related-party transactions. For these purposes a “related-party transaction” is a transaction between the Company/Bank and any related party including transactions requiring disclosure under Item 404 of Regulation S-K under the Securities and Exchange Act of 1934, other than transactions available to all employees generally.

A “related-party transaction” may be consummated and/or continued if the Nominations and Corporate Governance Committee approves such transaction in accordance with the guidelines set forth above and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

Any related-party transaction shall be disclosed by the Committee to the full Board and in the Company’s applicable filings as required by the SEC and related rules.

Board Meetings and Committee Information

During 2006, the Company held 10 Board of Directors meetings, as well as numerous committee meetings as indicated in the Committee Membership table.

Committee Membership
		Compensation		Nominations
		and Stock	Long Range	and Corporate
	Audit	Option	Planning	Governance
Director	Committee	Committee	Committee	Committee
Doud	X		X*	X
Dunnam		X	X
Florence	X	X*	X	X
Freeman			X
Herbold		X
Parker				X*(1)
Rowley	X
Sprague	X*			X*(1)
Valaas			X
Wallace			X
Total meetings held in 2006	14	4	4	5

*	= Committee Chair

(1)	Mr. Sprague served from January through April and Mr. Parker served from May through December, 2006.

In 2006, all of the directors attended at least 75% of the aggregate meetings of the Company’s Board and committees of the Board on which he or she served with the exception of Mr. Freeman who attended 71.43%.

Audit Committee – The Audit Committee of the Board of Directors is responsible for the accounting and financial reporting processes of the Company, including the audits of the Company’s financial statements, and is responsible for the oversight of the quality and integrity of the accounting, auditing, internal audit control and reporting practices of the Company. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s Independent Registered Public Accounting Firm. The functions of the Audit Committee and its activities during fiscal 2006 are described in the “Report of the Audit Committee and Audit Fees”. The Audit Committee Charter was revised effective July 27, 2006, and a copy is available on the Company’s web site at www.firstmutual.com under the tab About First Mutual – Investor Relations and then under the heading of Corporate Governance.

The Board has examined the composition of the Audit Committee in light of the Securities and Exchange Commission (“SEC”) and NASDAQ rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are “independent” within the meaning of the current SEC and NASDAQ rules regarding audit committee members.

The Board of Directors has determined that Audit Committee member, James J. Doud, Jr., meets the definition of an “audit committee financial expert” as that term has been defined by the SEC. As noted above, Mr. Doud is an “independent” member of the Board as that term is defined by the SEC and NASDAQ rules. The identification of a person as an “audit committee financial expert” does not impose any duties, obligations or liabilities that are greater than those imposed on all members of the Audit Committee and the Board of Directors, and does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board of Directors.

Compensation and Stock Option Committee – The Compensation and Stock Option Committee is charged with reviewing the Company’s general compensation strategy; establishing certain salaries and reviewing benefit programs; reviewing, approving, recommending and administering the Bank’s incentive compensation and certain other compensation plans; and approving certain employment contracts. The Committee also manages the First Mutual Bancshares, Inc. Stock Option and Incentive Plan. The Committee may delegate authority on these matters with regard to non-executive officer employees to officers and other appropriate Company supervisory personnel. The Committee confers with the Company’s CEO with respect to compensation for all executive officers other than the CEO. Periodically, the Committee has engaged, as they did in 2006, the services of consultant Watson Wyatt to review executive compensation and provide the Committee with an analysis of each executive officer’s base salary, short-term cash incentives, total cash compensation and long-term incentives (stock options).

The Board adopted a revised Charter of the Compensation and Stock Option Committee on January 25, 2007 and a copy is posted on the Bank’s web site at www.firstmutual.com under the tab About First Mutual – Investor Relations and then under the heading of Corporate Governance.

The Compensation and Stock Option Committee consists solely of directors who are “independent” members of the Board as that term is defined by the NASDAQ rules.

Long Range Planning Committee – The Long Range Planning Committee is responsible for the formation and implementation of a long range strategic plan for the Company.

Nominations and Corporate Governance Committee – The Nominations and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of individuals eligible to become Board members and recommending to the Board the director nominees for election at the Annual Meeting of Shareholders or for appointment to any vacant position. The Committee also reviews the qualifications of various other persons in the Company’s communities of interest who may be considered as potential Board members. The Committee shall review shareholder recommendations for nominations for the Board in connection with the Annual Meeting of Shareholders or to fill vacancies on the Board if such recommendations are submitted in writing in accordance with the procedures described in the Company’s Bylaws and the Proxy Statement. Nominees for the Board must meet the minimum qualifications for a director of a bank as set forth in RCW 32.16.010 and in federal banking regulations and the Committee will review such qualifications as set forth in their Charter. Additionally, the Committee is charged with recommending principles of corporate governance to the Board which are in accordance with the applicable laws and regulations promulgated by the Securities and Exchange Commission and the NASDAQ rules and appropriate corporate practices and with reviewing corporate governance principles annually. The Committee is also responsible for the initial review of any governance related shareholder proposals.

For the 2007 Annual Meeting, the Committee met and nominated for re-election the nominees named in this Proxy Statement.

The Board adopted a revised Charter for the Nominations and Corporate Governance Committee on November 16, 2006, and such Charter may be found on the Company’s web site, under About First Mutual – Investor Relations, Corporate Governance at www.firstmutual.com.

All members of the Nominations and Corporate Governance Committee are “independent” members of the Board as that term is defined by the NASDAQ rules.

Investment Committee (Bank only) – The Investment Committee of the Bank recommends and implements policy and oversees the Bank’s management in the area of lending practices. They approve lending authorities for applicable lending personnel. During 2006, the Investment Committee was composed of Directors Doud, Florence, Parker, Rowley, Valaas and Wallace, and it met 12 times.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors has not found it necessary to adopt any specific policy with respect to Director attendance at the Annual Meeting of Shareholders. All directors have attended the last nine Annual Meetings (Director Herbold attended by telephone in 2006).

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical and business conduct. A copy of the Code is posted on the Company’s web site, www.firstmutual.com under the tab About First Mutual – Investor Relations and then under the heading of Corporate Governance.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that govern the structure and functioning of the Board and set out the Board’s position on a number of governance issues. A copy of the Company’s Corporate Governance Guidelines is posted on our web site, under About First Mutual – Investor Relations, and then under the heading of Corporate Governance at www.firstmutual.com.

DIRECTOR COMPENSATION

	Fees Earned or
	Paid in Cash (1)	Option Awards (2)	Total
Name	($)	($)	($)
F. Kemper Freeman, Jr. (Chair)	$43,200	$12,530	$55,730
James J. Doud, Jr. (Vice Chair)	$37,000	$12,530	$49,530
Mary Case Dunnam	$25,100	$12,530	$37,630
Janine Florence	$36,300	$12,530	$48,830
Robert J. Herbold	$22,400	$11,624	$34,024
Victor E. Parker	$28,933	$12,530	$41,463
George W. Rowley, Jr.	$30,500	$12,530	$43,030
Richard S. Sprague	$30,267	$12,530	$42,797
Robert C. Wallace	$26,400	$12,530	$38,930

(1)	Explanatory notes:

a)	Fees are paid only to non-employee directors.

•	$12,000 Annual Board Retainer is paid and is not related to meeting attendance.
•	Annual Committee Chair retainer is paid as follows and is not related to meeting attendance:

•	Audit Committee: $4,000
•	Compensation & Stock Option Committee: $2,000
•	Investment Committee: $2,000
•	Nominations & Corporate Governance Committee: $2,000
•	Long Range Planning Committee: $2,000

•	Attendance Fees:

•	Board Meeting: $800 per meeting
•	Audit Committee: $500 per meeting
•	All Other Committees: $400 per meeting

b)	Chairman Freeman’s Compensation is $43,200 annually and is not related to meeting attendance. The Chair receives no other cash compensation.

(2)	The dollar amount in this column includes the compensation cost recognized in the 2006 financial statements with respect to awards granted in 2006 and prior fiscal years.

Each director who is not a full-time paid employee of the Company receives, if sufficient shares are reserved under the Stock Option and Incentive Plan (“the Plan”), at the beginning of each year of service as a director, an option to acquire 2,000 (adjusted for capitalization changes as provided in the Plan) shares of the Company’s Common Stock, par value $1.00 per share, at a price equal to the fair value of the shares at the time of the grant of the option. A stock option for 2,000 (adjusted) shares was granted to all current directors on April 27, 2006. Each such option is exercisable for six years and becomes exercisable 50% upon completion of one full year of service after the grant of the option and the balance at the end of the second year of service.

Supplementary Information
	Aggregate Number of	Full Grant Date
	Options Outstanding	Fair Value of
Name	at Year-End 2006	2006 Option Awards
Freeman, Doud, Florence, Herbold, Parker, Sprague & Wallace	16,464	$12,048
Dunnam & Rowley	5,000	$12,048

REPORT OF THE AUDIT COMMITTEE AND AUDIT FEES

The members of the Audit Committee are all independent directors as defined in SEC Rule 10A-3 and under the NASDAQ listing standards and rules and as determined by the Board of Directors in its business judgment.

Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management and the internal auditing department are responsible for maintaining the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Independent Registered Public Accounting Firm is responsible for auditing the Company’s financial statements, expressing an opinion as to their conformity with accounting principles generally accepted in the United States and annually auditing management’s assessment of the effectiveness of internal control over financial reporting commencing with the fiscal year ending December 31, 2006.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2006 with management and has discussed with the Independent Registered Public Accounting Firm, Moss Adams LLP, the matters required by SAS 61, Communications with Audit Committees, as amended, received written communications from the Independent Registered Public Accounting Firm as to their independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed the independence of the auditors with the Independent Registered Public Accounting Firm.

It should be noted that the members of the Audit Committee do not perform the functions of auditors or accountants and are not responsible for conducting the auditing or accounting reviews or establishing procedures or setting auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the Independent Registered Public Accounting Firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with auditing standards established by the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based on its review and discussions with the Independent Registered Public Accounting Firm and with management, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K filed by the Company.

The Board of Directors has adopted a written Charter for the Audit Committee. A copy of that Charter, as amended effective July 27, 2006, is posted on our web site, under About First Mutual — Investor Relations, Corporate Governance at www.firstmutual.com.

A breakdown of the total fees paid to Moss Adams LLP for professional services rendered to the Company for fiscal years ended December 31, 2006 and 2005 follows:

	Year 2006	Year 2005

Audit Fees	$242,000	$213,500
Audit-Related Fees	$36,770	$34,495
Tax Fees	$51,950	$25,150
All other Fees	None	None

The Audit-Related Fees for years 2006 and 2005 were for the audit of the Employee Stock Ownership Plan (ESOP) and the 401(k) Retirement Plan and research and discussions regarding miscellaneous audit and accounting issues. These services were pre-approved by the Audit Committee.

Tax Fees were for the preparation of the federal income tax return and related tax planning and State tax-related items and related planning. Such tax consulting work was pre-approved by the Audit Committee.

The Audit Committee of the Board believes that the non-audit services provided by the Independent Registered Public Accounting Firm are compatible with maintaining the auditor’s independence.

The Audit Committee has reviewed the Independent Registered Public Accounting Firm’s performance and credentials (and those of the lead partner) determining they are well qualified for the job and has agreed to retain Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the ensuing year.

The Audit Committee has reviewed and approved the Company’s internal audit and accounting controls. The Committee has established procedures for the confidential and anonymous submission of concerns regarding accounting and auditing matters and has not received any concerns in this regard. The procedures are communicated to the employees on an annual basis.

Submitted by the members of the Audit Committee:

Richard S. Sprague, Chair
James J. Doud, Jr.
Janine Florence
George W. Rowley, Jr.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board have appointed Moss Adams LLP, Everett, Washington as the Company’s Independent Registered Public Accounting Firm for the 2007 fiscal year. A representative of Moss Adams LLP will be present at the Annual Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

The Compensation and Stock Option Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management and based on its review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in the Proxy Statement filed by the Company.

Submitted by members of the Stock Option Committee and Compensation Committee:

Janine Florence, Chair
Mary Case Dunnam
Robert J. Herbold

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS & INSIDER PARTICIPATION

The Company does not have loans outstanding to any members of the Compensation and Stock Option Committee or any other First Mutual Director or Executive Officer. The Bank’s Code of Business Conduct and Ethics prohibits loans to directors and Regulation O Executive Officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (CD&A)

Board Process
The Company’s executive compensation program is administered by the Compensation and the Stock Option Committee as an established committee of the Board. The membership is the same at the Company and the Bank Board levels and had three independent, non-employee directors during 2006. The Committee works with management to develop compensation plans for the Company and Bank and is responsible for determining the compensation of the Chief Executive Officer (CEO) and each Named Executive Officer (NEO). Although the Committee considers each of the factors or elements described in this CD&A, the Committee makes its final determination on a subjective basis and does not apply a formula or give specific weight to any factor. The Committee does review compensation information for its peer group, but believes the size of the Bank and the knowledge the Committee has of the Bank’s officers and their performance allows the Committee to make final determinations of appropriate compensation, with both retention and performance objectives in mind, in a subjective manner. The Committee confers with the Company’s CEO with respect to compensation for all executive officers other than the CEO.

Objectives of the Compensation Program
The purpose of the compensation program of the Company and the Bank, as its principal subsidiary, is to align executive compensation with the Company’s business objectives and performance (primarily earnings growth), the long-term objectives of shareholders (stock appreciation), and the individual executive’s performance. This enables the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company’s long-term success.

The Compensation and Stock Option Committee considers many factors in setting compensation for the Chief Executive Officer and the other NEOs and in establishing guidelines for the compensation of other executive officers of the Company and Bank. As the Bank is the principal operating subsidiary of the Company, among the most important of these factors is establishing compensation that is commensurate with the Bank’s performance, as measured by operating, financial and strategic goals. Performance measures for 2006 included a Return-on-Equity goal of 15%, an Earnings-per-Share target of $1.62 and asset quality and overall growth objectives. The Bank’s performance is measured against previous performance, budgeted goals, the operating results of peer institutions, which are composed of FDIC-insured institutions of a similar asset size and complexity, and market and industry conditions, including the economy as a whole. Another important factor is the performance of both the Bank’s and the Company’s compliance with regulatory and auditing standards. Also considered is the individual performance of each NEO in terms of both qualitative and quantitative goals. Industry surveys of compensation for comparable positions in financial institutions of a similar asset size (“Peers”) are also considered (see discussion under “Compensation Benchmarking”) as well as the financial performance of the Company.

It is the Committee’s belief that officers who are among the owners of the Company not only have longer tenure but are also more focused on and aligned with the long-term performance expectations of shareholders. Although there is no requirement for executives to own Company stock, the Committee strives to retain superior executives by providing some equity-based compensation, currently in the form of stock options, taking into consideration the options that have been granted to the NEO previously.

Components of Compensation
At present, the executive compensation program is comprised of base salary, annual cash incentive compensation and long-term incentive compensation in the form of stock options. Executives also participate, along with other Bank employees, in the Bank’s ESOP, 401(k) Plan, health insurance and other benefits.

Base Salary.  Base salaries of the Chief Executive Officer and the other Named Executive Officers (NEOs) are based on surveys and data relating to the Bank’s Peers as defined elsewhere in this report. These surveys are used to determine whether compensation is competitive with that offered by other companies in the banking and financial services industries. In addition, base salaries are based on an assessment of individual performance. In assessing performance, the Committee takes into consideration individual experience and contributions, level of responsibility, department performance, and the Bank’s performance, which is measured primarily by earnings. With the exception of the Bank’s performance, the Committee does not have any specific measures, and its decisions are subjective. The existence of the Bank’s short-term incentive plan is considered by the Compensation and Stock Option Committee in determining base compensation for executive officers. The compensation strategy allows for total compensation of individuals to exceed the median compensation of our Peers through incentive compensation plans based on achievement of the Bank’s operating, financial and strategic general objectives as determined by the Committee in their overall review of the Company’s performance for the past year.

Short-Term Incentive Plan.  First Mutual has a Short-Term Cash Incentive Plan in place for the CEO, Named Executive Officers and two additional Executive Vice Presidents of the Bank. Components of the Short-Term Cash Incentive Plan include two of the Bank’s key goals for the year as well as goals specific to the role of each executive officer. In the case of the CEO and CFO, the Bank’s goals for Return-On-Equity (ROE) and Earnings-Per-Share (EPS) are each weighted at 30% with the remaining 40% being distributed among goals specific to the executive. In the case of the remaining NEOs, each of whom is responsible for a specific business unit, ROE and EPS are each weighted at 25% with the remaining 50% being distributed among goals specific to each executive. Threshold, target and maximum goal levels are set for each executive and appear in the “Grants of Plan-Based Awards” table in the Proxy Statement. As you can see from the table below, First Mutual’s maximum payouts for outstanding achievements are conservative compared to the recommendations made by compensation consultant Watson Wyatt. Although the Company’s targets as set forth below fall short of the recommendations by Watson Wyatt, the Committee has determined that the short-term incentive targets adequately provide for short-term awards.

Watson Wyatt’s recommended short-term incentive targets		First Mutual’s Short-term incentive plan
	Target as	Target	Maximum
Position Title	% of Salary	% of Salary	% of Salary
Chief Executive Officer	35.9%	10%	20%
Chief Financial Officer	22.5%	10%	20%
Other Named Executive Officers	26.9%	10%	20%

The philosophy of the Committee and the Executive Officers is that both shareholder return and rewarding employee performance (through a non-executive employee bonus plan) takes priority over executive officer performance rewards and this principle takes precedence over the short-term incentive plan in place for executives. At year-end, if it is determined that by making the appropriate incentive plan payout to the executive team it would cause the Bank to fall short of its desired earnings goal, then the incentive plan pool is adjusted downward to reflect an amount that would allow the Bank to meet its earnings goal. This is a subjective consideration undertaken by the Committee. Consequently, it is possible that executives will receive no incentive plan payout or a reduced payout even if they have met or exceeded the stated Bank goals for ROE and EPS and their own personal goals as outlined in their Short-Term Incentive Plan. This scenario occurred in 2006 and therefore the CEO and the Named Executive Officers did not receive any short-term incentive payout for 2006 performance.

Long-Term Incentive Plan.  Awards of stock options under the Company’s 2005 Stock Option and Incentive Plan1( are designed to more closely tie together the long-term interests of the Bank’s employees and the Company’s shareholders, and to assist in the retention of executives, officers and key employees. Although the Compensation and Stock Option Committee seeks the input of executive officers regarding employee grants, ultimately the Committee selects the employees, including executive officers, if any, to receive stock options and restricted stock and determines the number of shares subject to each grant. The Committee’s determination of the size of option or restricted stock grants is generally intended to reflect an employee’s position with the Bank and his or her achievements in the preceding year as well as anticipated long-term contributions as subjectively determined by the Committee. For each person being considered for a grant, the Committee also reviews the history of options granted, the number of options they have exercised to date and the number of options outstanding (granted but unexercised). Options are granted as either incentive stock options or as nonqualified stock options. The Plan has a 10-year term, and options become vested and exercisable on a gradual basis as stated in each grant. In 2006, grants of 500 or more shares will vest in three annual, approximately equal, portions beginning in two years and have a seven-year life; options of less than 500 shares vest in three years and have a seven-year life. Restricted stock may be awarded subject to the provisions outlined in the 2005 Stock Option and Incentive Plan however, to date, no restricted stock has been awarded. In the event an employee is terminated “for cause”, all options, vested and unvested, terminate upon termination of employment.

The Compensation and Stock Option Committee meets each June and/or July to determine which employees, if any, should receive grants of stock options. In addition to the employee-specific issues described in the previous paragraph, the Committee reviews the following items when considering the granting of employee stock options:

•	The Company’s burn rate versus Institutional Shareholder Services (ISS) burn rate guidelines for the banking industry (burn rate is the annual options awarded (less forfeitures) as a percent of shares outstanding). ISS guidelines for banks is 2.79%. In 2006, following the grant of options, our burn rate was 1.5%.

(1 The 2005 Stock Option and Incentive Plan was disclosed in the 2005 Proxy Statement and approved by the Shareholders at the April 28, 2005 Annual Meeting of Shareholders.

•	Overhang (overhang is defined as options outstanding plus shares available for future grants divided by total shares outstanding). Watson Wyatt suggested a 20% limit. In 2006, following the grant of options, the Company’s overhang was 21.8%.

•	For executives, recommended stock option grant guidelines from Watson Wyatt Worldwide are also considered (guidelines are based on competitive grant multiples as a percentage of base salary)

•	Shares available for future grants

•	Vesting schedules

•	Total number of options outstanding

It is the policy of this Committee that neither the Committee nor any member of management shall backdate any equity grant, or manipulate the timing of the public release of material information or of any equity award with the intent of benefiting the grantee. Accordingly, management shall advise the Committee whenever it is aware that material non-public information is planned to be released in close proximity to the normal date for the grant of an equity-based compensation award. Furthermore, each annual grant and off-cycle grant of equity-based compensation shall be awarded on a pre-determined date as follows:

Annual Grants.  It is the policy of the Committee to issue awards the same day as they are approved unless special circumstances warrant an alternate date. Such special circumstances might include the pending release of material information which, in the Committee’s judgment, the market should have time to assimilate before the grant date and the grant price are set.

Off-Cycle Grants to New Employees.  Off-cycle grants to new employees shall be approved in advance of the hire date by the Committee and shall be deemed to be granted on the hire date.

As stated in the 2005 Stock Option and Incentive Plan, the grant price shall be the closing price per common share as listed on the Nasdaq Stock Market on the date of grant.

We have no requirements that NEOs hold particular amounts of stock or that prohibits hedging or using the shares as collateral.

Compensation Benchmarking
At the request of the Compensation and Stock Option Committee, the Bank engaged Watson Wyatt Worldwide to provide a review of the Company’s executive compensation program which they completed in February, 2006. Watson Wyatt used the following comparators and sources in their market analysis:

•	Watson Wyatt Data Services’ 2005/06 Top Management CompCalc (banking & finance regression @ $1.004 billion)

•	Watson Wyatt Data Services’ 2005/06 Financial Institutions Compensation Survey (assets $500 million — $1.9 billion)

•	BAI 2004 Bank Cash Compensation Survey (all banks, Pacific States)

•	To estimate appropriate pay levels at a given asset size, Watson Wyatt performed a trend line analysis using First Mutual’s asset size of $1.003 billion. For tabular data, they collected data points reported by companies within the asset size range of $500 million to $1.9 billion.

Watson Wyatt provided an analysis of each executive officer’s base salary, short-term cash incentives, total cash compensation and long-term incentives (stock options). Overall, Watson Wyatt concluded the following:

•	Base salaries of the CEO and two of the Named Executive Officers (NEOs) are within the market median and 75th percentile values.

•	Base salaries of the remaining two NEOs are at, or above, market 75th percentile values.

•	Short-term incentive targets are slightly below market 25th percentile levels.

•	Long-term incentives (stock options): Using the 25th percentile grant guidelines (grant multiples as a percentage of base pay), all executives received grants below competitive guidelines.

Retirement Plans
401(k) Plan.  The Bank offers a 401(k) Retirement Plan to eligible employees for the purpose of helping them save for retirement. In order for an employee to be eligible for the purposes of receiving employer contributions and employer matching contributions, an individual must complete one year of service with the Bank which is defined, for the purpose of this plan, as completing 1,000 hours of service during the 12-month period measured from the date of hire. The Bank matches employee 401(k) tax-deferred contributions with an employer matching contribution. For every $1.00 an employee contributes to the Plan during the Plan Year, up to 6% of annual compensation, the Bank contributes 75 cents. In addition to the matching contribution, the Compensation Committee has the option each Plan Year to grant an employer profit-sharing contribution (this is a subjective decision). In 2006, no such contribution was made.

Employee Stock Ownership Plan (ESOP).  The Employee Stock Ownership Plan enables employees to share in the growth of the Bank and to save for retirement. Each year the Bank’s Board of Directors, based on the Bank’s profits, determines on a subjective basis after reviewing all the elements set forth in the CD&A, the amount of Bank stock or cash to contribute to the Plan for the participants (if cash is contributed, the trustee is instructed to purchase shares in the open market). Employees who are participants in the Plan, who have completed 1,000 hours of service during the Plan Year, and who are employed on the last day of the Plan Year, are entitled to share in the allocation of stock for that year based on relative salary. Employees are 100% vested in their ESOP account after three years of service.

Deferred Compensation Arrangements and Pension Plans
There are none.

Perquisites
Perquisites are limited to the payment of athletic and/or social club memberships for a small number of executives and senior management at an average cost to the Bank of $2,500 per person per year.

Severance and Change-in-Control Benefits
At First Mutual, severance and change-in-control agreements are limited to the CEO and the Named Executive Officers reflecting the Committee’s belief that such agreements are a reasonable and customary part of the compensation package at the executive level and a necessity in the recruiting and retention of such individuals. Having said that, the Committee firmly believes that such agreements should be moderate and balance the interests of the Bank and the employee.

Severance Agreements.  Where termination is “for cause”, all salary and benefits are discontinued at termination and all stock options, irrespective of whether vested, terminate immediately. For the purpose of the severance agreement, “for cause” shall mean willful misfeasance or gross negligence in the performance of duties, conduct demonstrably and significantly harmful to First Mutual, or conviction of a felony.

If termination for “unsatisfactory job performance” occurs, base salary and health insurance coverage shall continue for a period of one year. As is the case for all employees under this scenario, all other benefits are discontinued at termination and vested but unexercised stock options can be exercised for a period of 90 days.

Where termination “without cause” occurs, base salary and health insurance coverage shall continue for a period of two years. As is the case for all employees under this scenario, all other benefits are discontinued at termination and vested but unexercised stock options can be exercised for a period of 90 days.

In the case of retirement or voluntary termination, all salary and benefits are discontinued at termination. As is the case for all employees in the case of retirement or voluntary termination, all vested but unexercised stock options can be exercised for a period of 90 days.

Change-in-Control Agreements.  The Committee believes that protecting the CEO and Named Executive Officers in the event of a change-in-control is prudent in that it may eliminate or diminish hesitancy on the part of executive officers to pursue a potential change-in-control that could be in the best interest of the shareholders. For the purpose of First Mutual’s change-in-control agreements, the term “change-in-control” shall mean the occurrence of one or more of the following events: (a) one person or entity acquiring or otherwise becoming the owner of 25% (other than a group including at least two of First Mutual’s present directors) or more of First Mutual’s outstanding common stock; or (b) replacement of a majority of the incumbent directors of First Mutual by directors whose elections have not been supported by the present Board; or (c) dissolution, or sale of 70% or more in value of the assets of First Mutual.

If there is a change-in-control; and either (a) within 730 days of such change-in-control the Executive’s employment terminates; or (b) at any time from and after 120 days prior to the public announcement by First Mutual of the transaction which will result in the change-in-control, and before the date which is 730 days after such change-in-control, First Mutual (or its successor) terminates the Executive’s employment then, in such event, the Executive, as of the date of his/her termination, shall be provided with continued payment of her/her base salary for a period of 35 months and all stock options granted shall automatically become immediately vested and exercisable.

The payments described in this section shall be limited in the aggregate to the extent necessary to assure that no such payment constitutes a “parachute payment” per IRS Code 1986, Section 280G.

For additional information, please refer to the “Severance and Change-in-Control Disclosure” table in this Proxy Statement.

Summary Compensation Table

				Non-Equity
			Option	Incentive Plan	All Other
		Salary	Awards	Compensation	Compensation	Total
Name & Principal Position	Year	($)	($)(2)	($)	($)(3)	($)
John R. Valaas
President, Chief	2006	$375,000	$87,234	$0	$15,394	$477,628
Executive	2005	$380,908		$27,000	$17,661
Officer and Director	2004	$352,356		$27,000	$17,715
Roger A. Mandery
Executive Vice	2006	$210,000	$38,476(1)	$0	$12,504	$260,980
President and Chief	2005	$210,000		$20,000	$15,495
Financial Officer	2004	$204,583		$18,000	$17,715
Richard J. Collette
Executive Vice President,	2006	$210,000	$58,458	$0	$12,504	$280,962
Commercial Banking	2005	$210,004		$20,000	$15,495
Group	2004	$208,391		$18,000	$16,827
Scott B. Harlan
Executive Vice President,	2006	$210,000	$65,238	$0	$12,504	$287,742
Consumer and Residential	2005	$200,000		$20,000	$14,530
Lending	2004	$179,375		$18,000	$16,883
Joseph P. Zavaglia
Executive Vice	2006	$210,000	$77,856	$0	$12,504	$300,360
President,	2005	$200,000		$20,000	$15,480
Retail Banking Group	2004	$183,752		$18,000	$11,693

(1)	In April 2006, Roger Mandery announced his retirement effective April 30, 2007. Mr. Mandery forfeited all options which would not vest by his retirement date including all options granted in 2005 and 2006. Additionally, of the 7,000 options granted to Mr. Mandery in 2004, 4,666 of them were forfeited.

(2)	The dollar amount in this column includes the compensation cost recognized in the 2006 financial statements with respect to awards granted in 2006 and prior fiscal years.

(3)	Itemization of 2006 “All Other Compensation”:

	Bank’s contributions to	Value of shares in
	401(k) Plan	ESOP	Other	Total
Valaas	$9,900	$2,604	$2,890*	$15,394
Mandery	$9,900	$2,604	$0	$12,504
Collette	$9,900	$2,604	$0	$12,504
Harlan	$9,900	$2,604	$0	$12,504
Zavaglia	$9,900	$2,604	$0	$12,504

*	The standard amount of life insurance offered to all employees through the Bank’s group plan is two times base salary. Two times Mr. Valaas’ base salary exceeded the cap under the group plan and it was determined that the best option for the Bank was to purchase Mr. Valaas’ insurance separately. The annual premium of $2,890 purchased life insurance equal to 2.67 times Mr. Valaas’ base pay.

2006 Grants of Plan-Based Awards

						All Other
						Option
						Awards:	Exercise	Full
						Number of	or Base	Grant
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Securities	Price of	Date Fair
						Underlying	Option	Value of
	Grant	Action	Threshold	Target	Maximum	Options	Awards	Options
Name	Date(1)	Date(1)	($)	($)	($)	(#)(3)	($/share)	(4)
John R. Valaas President, CEO and Director	8/4/06	7/27/06	$0	$0 to $75,000	$0 to $150,000	16,250	$21.4224	$73,211
Roger A. Mandery EVP and CFO	8/4/06	7/27/06	$0	$0 to $42,000	$0 to $84,000	11,250	$21.4224	$45,753
Richard Collette EVP	8/4/06	7/27/06	$0	$0 to $42,000	$0 to $84,000	11,250	$21.4224	$49,668
Scott B. Harlan EVP	8/4/06	7/27/06	$0	$0 to $42,000	$0 to $84,000	11,250	$21.4224	$49,910
Joseph P. Zavaglia EVP	8/4/06	7/27/06	$0	$0 to $42,000	$0 to $84,000	11,250	$21.4224	$49,668

(1)	It is the policy of the Compensation and Stock Option Committee to issue awards the same day as they are approved unless special circumstances warrant an alternate date. Such special circumstances might include the pending release of material information which, in the Committee’s judgment, the market should have time to assimilate before the grant date and the grant price are set. In 2006, the Committee approved the grants on July 27th but delayed the grant date to August 4th to allow the market time to assimilate the news in the July 28th Press Release announcing the payment of a five-for-four stock split on October 4, 2006.

(2)	At year-end, if it is determined that by making the appropriate incentive plan payout to the executive team it would cause the Bank to fall short of its desired earnings goal, then the incentive plan pool is adjusted downward to reflect an amount that would allow the Bank to meet its earnings goal. Consequently, it is possible that executives will receive no incentive plan payout or a reduced payout even if they have met or exceeded the stated Bank goals for Return-on-Equity and Earnings-per-Share and their own personal goals as outlined in their Short-Term Incentive Plan. This scenario occurred in 2006 and therefore the CEO and the Named Executive Officers did not receive any short-term incentive payout for 2006 performance. Please refer to the Compensation Discussion & Analysis for further details about the incentive plan.

(3)	Reflects stock options granted in 2006; data has been adjusted to reflect the five-for-four stock split paid October 4, 2006. Per the 2005 Stock Option and Incentive Plan, for employees with grants of 500 options or greater, options vest in three annual, approximately equal, portions beginning two years from the grant date.

(4)	Although Mandery, Collette, Harlan and Zavaglia were granted the same number of stock options in 2006, they received differing combinations of incentive stock options and non-qualified stock options. Under FAS 123R, incentive options and non-qualified options are valued differently depending upon the underlying assumptions, which results in the differences in full grant date fair value.

Outstanding Equity Awards at Year-end 2006

	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option
	Unexercised	Unexercised	Exercise	Vesting Date of	Option
	Options (#)	Options (#)	Price	Unexercisable	Expiration
Name	Exercisable	Unexercisable	($)	Options	Date
John R. Valaas	11,896		$9.53	Vested	6/26/08
President, Chief Executive Officer	10,370		$7.44	Vested	6/24/09
and Director	16,638		$10.41	Vested	6/25/12
	11092	5,546	$13.65	6/26/07	6/25/13
	5,000	5,000	$19.36	6/25/07	6/24/14
		5,000	$19.36	6/25/08	6/24/14
		5,417	$20.20	6/23/07	6/22/12
		5,416	$20.20	6/23/08	6/22/12
		5,417	$20.20	6/23/09	6/22/12
		5,417	$21.42	8/4/08	8/04/13
		5,416	$21.42	8/4/09	8/04/13
		5,417	$21.42	8/4/10	8/04/13
Roger A. Mandery	11,896		$9.53	Vested	6/26/08
EVP and Chief Financial Officer	10,588		$10.41	Vested	6/25/12
	7,058		$13.65	Vested	6/25/13
	2,917		$19.36	Vested	6/24/14
Richard J. Collette	24,956		$8.20	Vested	12/03/11
EVP, Commercial Banking Group	12,856		$10.41	Vested	6/25/12
	8,753	4,285	$13.65	6/26/07	6/25/13
	3,543	3,541	$19.36	6/25/07	6/24/14
		3,541	$19.36	6/25/08	6/24/14
		3,750	$20.20	6/23/07	6/22/12
		3,750	$20.20	6/23/08	6/22/12
		3,750	$20.20	6/23/09	6/22/12
		3,750	$21.42	8/04/08	8/04/13
		3,750	$21.42	8/04/09	8/04/13
		3,750	$21.42	8/04/10	8/04/13
Scott B. Harlan	2,746		$6.60	Vested	7/07/07
EVP, Consumer and	3,660		$9.53	Vested	6/26/08
Residential Lending	9,983		$7.44	Vested	6/24/09
	8,319		$5.86	Vested	6/23/10
	8,319		$10.41	Vested	6/25/12
	8,751	4,285	$13.65	6/26/07	6/25/13
	3,959	3,958	$19.36	6/25/07	6/24/14
		3,958	$19.36	6/25/08	6/24/14
		4,166	$20.20	6/23/07	6/22/12
		4,167	$20.20	6/23/08	6/22/12
		4,167	$20.20	6/23/09	6/22/12
		3,750	$21.42	8/04/08	8/04/13
		3,750	$21.42	8/04/09	8/04/13
		3,750	$21.42	8/04/10	8/04/13
Joseph P. Zavaglia	10,083	5,042	$11.70	2/04/07	2/03/13
EVP, Retail Banking Group	8,570	4,286	$13.65	6/26/07	6/25/13
	3,959	3,957	$19.36	6/25/07	6/24/14
		3,959	$19.36	6/25/08	6/24/14
		3,750	$20.20	6/23/07	6/22/12
		3,750	$20.20	6/23/08	6/22/12
		3,750	$20.20	6/23/09	6/22/12
		3,750	$21.42	8/04/08	8/04/13
		3,750	$21.42	8/04/09	8/04/13
		3,750	$21.42	8/04/10	8/04/13

2006 Option Exercises

	Option Awards
	Number of Shares
	Acquired on	Value Realized on
	Exercise	Exercise
Name	(#)	($)
John R. Valaas
President, Chief Executive Officer and Director	13,000	$224,302
Roger A. Mandery
Executive Vice President and Chief Financial Officer	9,761	$182,758
Richard J. Collette
Executive Vice President, Commercial Banking Group	n/a	n/a
Scott B. Harlan
Executive Vice President, Consumer and Residential Lending	3,383	$70,869
Joseph P. Zavaglia
Executive Vice President, Retail Banking Group	n/a	n/a

Severance and Change-in-Control

The table below shows the potential value transfer to each executive under various employment separation scenarios assuming an effective termination date of December 31, 2006. These benefits are determined according to the employment agreement in effect for each executive.

	John R.
	Valaas	Roger A.	Richard J.	Scott B.	Joseph P.
	President,	Mandery	Collette	Harlan	Zavaglia
	CEO	EVP & CFO	EVP	EVP	EVP
If Retirement or Voluntary Termination Occurs	$0	$0	$0	$0	$0
If Termination “For Cause” Occurs(1)	$0	$0	$0	$0	$0
If Termination for “Unsatisfactory Job Performance” Occurs(2)	$380,432	$215,432	$215,432	$217,516	$215,148
If Termination “Without Cause” Occurs(3)	$760,864	$430,864	$430,864	$435,032	$430,296
If “Change-in-Control” Occurs(4)	$1,093,750	$612,500	$612,500	$612,500	$612,500

1)	The term “cause” shall mean willful misfeasance or gross negligence in the performance of duties, conduct demonstrably and significantly harmful to First Mutual, or conviction of a felony. All stock options, irrespective of whether vested, shall terminate immediately.

2)	Base salary and health insurance coverage shall continue for a period of one year. All other benefits are discontinued at termination (vacation, participation in 401(k) and ESOP Plans, life and disability insurance and any other employment benefits that may be in effect at the time of termination).

3)	Base salary and health insurance coverage shall continue for a period of two years. All other benefits are discontinued at termination (vacation, participation in 401(k) and ESOP Plans, life and disability insurance and any other employment benefits that may be in effect at the time of termination).

4)	The term “change-in-control” shall mean the occurrence of one or more of the following events: (a) one person or entity acquiring or otherwise becoming the owner of 25% (other than a group including at least two of First Mutual’s present directors) or more of First Mutual’s outstanding common stock; or (b) replacement of a majority of the incumbent directors of First Mutual by directors whose elections have not been supported by the present Board; or (c) dissolution, or sale of 70% or more in value of the assets of First Mutual.

If there is a change-in-control; and either (a) within 730 days of such change-in-control the Executive’s employment terminates; or (b) at any time from and after 120 days prior to the public announcement by First Mutual of the transaction which will result in the change-in-control, and before the date which is 730 days after such change-in-control, First Mutual (or its successor) terminates the Executive’s employment, then, in such event, the Executive, as of the date of his/her termination, shall be provided with continued payment of her/her base salary for a period of 35 months.

The payments described in this section (4) shall be limited in the aggregate to the extent necessary to assure that no such payment constitutes a “parachute payment” per IRS Code 1986, Section 280G.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

Based solely on the Company’s review of the copies of such forms it has received, and written representations from certain reporting persons confirming that they were not required to file Form 5, the Company believes that all its officers and directors complied with all filing requirements applicable to them with respect to transactions during the year 2006.

PRINCIPAL HOLDERS OF VOTING SECURITIES AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s common shares by (1) those persons known by the Company to own beneficially more than 5% of the Company’s outstanding common shares; (2) each of the directors and director nominees; (3) each of the “named executive officers”; and (4) all directors and named executive officers of the Company as a group.

	Amount of Beneficial		Percent of Outstanding
	Ownership		Common Shares Owned
Name	(# Shares)		Beneficially
James J. Doud, Jr.	40,348	(1)	< 1.%
Mary Case Dunnam	45,555	(2)	< 1.%
Janine Florence	314,196	(1)(3)	4.71%
F. Kemper Freeman, Jr.	624,824	(1)(4)	9.36%
Robert J. Herbold	12,714	(1)	< 1%
Victor E. Parker	119,656	(1)	1.79%
George W. Rowley, Jr.	139,454	(2)	2.09%
Richard S. Sprague	87,857	(1)	1.32%
Robert C. Wallace	128,003	(1)(5)	1.92%
John R. Valaas	338,919	(6)	5.08%
Richard J. Collette	50,345	(7)	< 1%
Scott B. Harlan	65,780	(8)	< 1%
Roger A. Mandery	73,893	(9)	1.11%
Joseph P. Zavaglia	27,923	(10)	< 1%
Fidelity Management & Research
82 Devonshire Street	666,400	(11)	9.99%
Boston, MA 02109
Endicott Management Co.
237 Park Avenue, Suite 801	455,650	(11)	6.83%
New York, NY 10017
Columbia Wanger Asset Management LP
227 West Monroe Street, Suite 3000	425,000	(11)	6.37%
Chicago, IL 60606
First Mutual Bank
Employee Stock Ownership Plan	476,318	(12)	7.14%
(ESOP)
All Directors and Named
Executive Officers as a Group	2,069,467	(13)	31.01%
(14 individuals)

Currently, none of the shares beneficially owned by the Company’s directors or named executive officers are pledged as security.

(1)	Includes 12,714 shares that may be acquired pursuant to stock options exercisable within 60 days.

(2)	Includes 1,250 shares that may be acquired pursuant to stock options exercisable within 60 days.

(3)	Includes 45,339 and 45,350 shares held in trust for the benefit of Ms. Florence’s two daughters.

(4)	Includes 104,746 shares held by Mr. Freeman’s spouse and 31,391 held jointly by Mr. Freeman and his spouse. Also includes 134,259 shares owned by Bellevue Square Managers, Inc. Mr. Freeman, together with members of his family, beneficially owns an 83.49% interest in Bellevue Square Managers, Inc.

(5)	Includes 51,431 shares owned by Wallace Properties Group, of which Mr. Wallace is the managing partner. Also includes 36,335 held jointly with spouse.

(6)	Includes 54,996 shares that may be acquired pursuant to stock options exercisable within 60 days. Also includes 216,437 shares owned jointly with spouse and 40,907 owned by spouse.

(7)	Includes 49,927 shares that may be acquired pursuant to stock options exercisable within 60 days.

(8)	Includes 45,557 shares that may be acquired pursuant to stock options exercisable within 60 days. Also includes 211 and 394 shares held jointly for children.

(9)	Includes 32,459 shares that may be acquired pursuant to stock options exercisable within 60 days.

(10)	Includes 27,654 shares that may be acquired pursuant to stock options exercisable within 60 days.

(11)	Based upon information contained in SEC Form 13F as filed with the Securities and Exchange Commission with respect to their ownership as of December 31, 2006.

(12)	Represents shares held by the ESOP and allocated to participants’ accounts, who are entitled to vote such shares.

(13)	Includes an aggregate of 302,091 shares of Common Stock subject to stock options exercisable within 60 days.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2008 ANNUAL MEETING

If a Shareholder wishes to present a proposal for action at the 2008 Annual Meeting of Shareholders, the proponent and the proposal must comply with the proxy proposal submission rules of the Securities and Exchange Commission, Rule 14a-8. One of the requirements is that the proposal be received by the Corporate Secretary no later than November 16, 2007. Proposals received after that date will not be included in the Proxy Statement or acted upon at the 2008 Meeting which is expected to be held on April 24, 2008.

In order to be considered for nomination and election as a director at the 2008 Annual Meeting of Shareholders, nominations for individuals recommended by shareholders must be received no later than November 16, 2007. Nominations received after that date will not be considered for inclusion in the Proxy Statement or acted upon at the 2008 Meeting.

Such proposals or nominations must be mailed to Janine M. Berryman, Corporate Secretary, First Mutual Bancshares, Inc., PO Box 1647, Bellevue, WA 98009-1647.

FINANCIAL STATEMENTS

The Company’s 2006 Annual Report to Shareholders, including financial statements prepared in conformity with accounting principles generally accepted in the United States, is being mailed to shareholders with these proxy materials. Any shareholder who has not received a copy of such Annual Report may obtain a copy by contacting the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference.

A copy of Form 10-K (which also serves as the Company’s annual disclosure statement under applicable rules) for the Company’s most recent fiscal year as filed with the SEC will be furnished without charge to shareholders of record or beneficial owners as of the record date upon written request to Janine M. Berryman, Corporate Secretary, First Mutual Bancshares, Inc., PO Box 1647, Bellevue, WA 98009-1647 or by visiting First Mutual’s web site, under About First Mutual, Investor Relations, Information Request, at www.firstmutual.com. The 10-K is also posted on the web site under About First Mutual — Investor Relations, Annual Report and Filings.

BY ORDER OF THE BOARD OF DIRECTORS

Janine M. Berryman
Corporate Secretary

Bellevue, Washington
March 16, 2007

Your Life. Your Dreams. Your Bank.

First Mutual Bancshares, Inc. ◆ 400 108th Avenue NE ◆ Bellevue, WA 98004 ◆ (425) 455-7300

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FIRST MUTUAL BANCSHARES, INC.
ANNUAL MEETING OF SHAREHOLDERS
April 26, 2007
     The undersigned shareholder of First Mutual Bancshares, Inc. hereby appoints Messrs. F. Kemper Freeman, Jr. and John R. Valaas of First Mutual Bancshares, Inc. and either of them, with power of substitution to each, to act as proxies to represent the undersigned at the Annual Meeting of Shareholders, to be held at The Westin Bellevue, Bellevue, Washington, on April 26, 2007, at 3:00 p.m., Pacific time, and at any and all adjournments thereof, and to vote all of the shares of Common Stock of First Mutual Bancshares, Inc., which the undersigned is entitled to vote as fully as if the undersigned were present in person, in the manner indicated on the reverse hereof. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.
     This Proxy, when properly executed, will be voted in the manner directed on this proxy card. If no specification is made, a vote FOR the election of directors will be entered, and in the discretion of the Proxies designated by the Board of Directors as to any other matter which may properly come before the Meeting.
     Should the undersigned be present and elect to vote in person at the Annual Meeting or at any adjournment thereof, upon notification to the Corporate Secretary of First Mutual Bancshares, Inc. at the Meeting of the shareholder’s decision to terminate the proxy, this proxy shall be deemed terminated and of no further force and effect.
(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲  Detach here from proxy voting card.  ▲
You can now access your First Mutual Bancshares account online.
Access your First Mutual Bancshares shareholder/stockholder account online via Investor ServiceDirect ® (ISD).
Mellon Investor Services LLC, Transfer Agent for First Mutual Bancshares, now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Obtain a duplicate 1099 tax form
•	Make address changes	•	Establish/change your PIN
Visit us on the web at http://www.melloninvestor.com/isd
Call 1-866-737-9890 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE NOMINEES.
Mark Here For Address Change or Comments     ☐
SEE REVERSE SIDE

			FOR	WITHHOLD
1.	Election of the following nominees to serve as directors for a term of three years:		all nominees	AUTHORITY
	01	Mary Case Dunnam	except as marked	to vote for all
	02	George W. Rowley, Jr.	to the contrary at left	nominees
	03	John R. Valaas	☐	☐
INSTRUCTION: To withhold authority to vote for one or more individual nominee(s), write that nominee’s name in the space provided below.

The undersigned hereby revokes any and all prior proxies and acknowledges receipt from the Company prior to the execution of this proxy of Notice of Meeting, the Proxy Statement dated March 16, 2007, and the Report to Shareholders.
Please sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give your full name. If shares are held jointly, each holder should sign. Please fill in the date the proxy is signed.
2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS WHICH RECOMMENDS A VOTE FOR EACH OF THE NOMINEES. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THIS ELECTION.
┐

Signature	Signature if held jointly	Dated
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PREPAID ENVELOPE UNLESS YOU VOTE ELECTRONICALLY AS SET FORTH BELOW.

▲  Detach here from proxy voting card  ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM EST, April 25, 2007.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner
as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/fmsb		1-866-540-5760
Use the Internet to vote your proxy. Have the proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have the proxy card in hand when you call.	OR	Mark, sign and date the proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement
on the internet at: http://www.firstmutual.com